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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                      FORM  8-K

                                    CURRENT REPORT



Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  June 26, 1997
                                                  -------------


             CARDIODYNAMICS  INTERNATIONAL  CORPORATION
        (Exact name of registrant as specified in its charter)


California                        0-11868                  95-3533362
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(State or other jurisdiction      (Commission              (IRS Employer
     of incorporation)            File Number)             Identification No.)


6155 Cornerstone Court East, Suite 125, San Diego, California           92121
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code:   (619) 535-0202

                                       n/a
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            (Former name or former address, if changed since last report)


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Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

    In June, 1997, the Audit Committee of the Board of Directors recommended, and the Board of Directors approved, the engagement of the independent certified public accounting firm of KPMG Peat Marwick LLP to audit the financial statements of the Company for the fiscal year ended November 30, 1997. Accordingly, that firm was so engaged on June 26, 1997 and the engagement of Peterson & Co. as the Company's independent auditors was discontinued on June 26, 1997.

    The report of Peterson & Co. on the Company's financial statements for the fiscal year ended November 30, 1995 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles. The report did contain, however, an explanatory paragraph regarding the Company's ability to continue as a going concern. The Company's financial statements for the fiscal year ended November 30, 1996 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

    There were no disagreements between the Company and Peterson & Co. on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Peterson & Co., would have caused Peterson & Co. to make reference to the matter in their reports, and Peterson & Co. never advised the Company of any event of the kind mentioned in Item 304(d)(1)(iv)(B) of Regulation S-B.

    The Company has not consulted with KPMG Peat Marwick LLP during the last two years or subsequent interim period prior to June 26, 1997 on either the application of accounting principles to a specific completed or contemplated transaction, or the type of opinion KPMG Peat Marwick LLP might issue on the Company's financial statements. No written or oral advice was provided to the Company by KPMG Peat Marwick LLP that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issues.

    The Company requested Peterson & Co. to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Peterson & Co. agrees with the above statements. The furnished letter, which is attached as an Exhibit, states that Peterson & Co. agrees with the above statements.


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Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         16.1 Letter dated June 26, 1997 from Peterson & Co.



                                      SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 CARDIODYNAMICS
                                                 INTERNATIONAL CORPORATION

                                                 By: /s/ Richard E. Otto
                                                     -------------------
                                                 Richard E. Otto
                                                 Chief Executive Officer

     Date:  JUNE 26, 1997


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Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        16.1  Letter dated June 26, 1997 from Peterson & Co.


                                      SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 CARDIODYNAMICS
                                                 INTERNATIONAL CORPORATION

                                                 By: _____________________
                                                 Richard E. Otto
                                                 Chief Executive Officer

    Date:  ________________